BBH BROAD MARKET FUND
CLASS N SHARES (“BBBMX”)
CLASS I SHARES (“BBBIX”)

BBH CORE SELECT
CLASS N SHARES (“BBTEX”)

BBH INTERNATIONAL EQUITY FUND
CLASS N SHARES (“BBHEX”)
CLASS I SHARES (“BBHLX”)

     SUPPLEMENT DATED FEBRUARY 28, 2010
TO THE PROSPECTUS DATED FEBRUARY 28, 2010

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Effective immediately and until March 6, 2010, the following sentence replaces the last sentence of the first paragraph of section entitled “Purchase and Sale of Fund Shares” in the Prospectus.

An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through Citi Fund Services Ohio, Inc. (the “Transfer Agent”), 3435 Stelzer Road, Columbus, OH 43219.